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                                                                   EXHIBIT 10.58

                         CONTINUING GUARANTY AGREEMENT

     FOR VALUE RECEIVED as of this 21ST day of December, 2001, the undersigned (hereinafter referred to as "Guarantor") guarantees unconditionally the full and prompt payment and performance to FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet", and collectively with the other financial institution(s) from time to time a party to the Loan Agreement defined below, "Lenders"), and Fleet, as agent for Lenders ("Agent"), at Agent's office in Dallas County, Texas, upon demand, of the following obligations and indebtedness of each of the following (individually, a "Borrower" and collectively, the "Borrowers"): IDS ENGINEERING, INC., a Texas corporation ("IDS Engineering"), THERMAIRE, INC., a Texas corporation ("Thermaire"), CONSTANT POWER MANUFACTURING, INC., a Texas corporation ("Constant Power"), INDUSTRIAL DATA SYSTEMS, INC., a Texas corporation ("Data"), IDS ENGINEERING MANAGEMENT, LC, a Texas limited liability company ("Management", and collectively with IDS Engineering, Thermaire, Data and Constant Power, "New Borrowers"), PETROCON ENGINEERING, INC., a Texas corporation ("Petrocon"), TRIANGLE ENGINEERS AND CONSTRUCTORS, INC., a Texas corporation ("Triangle"), PETROCON SYSTEMS, INC., a Texas corporation ("Petrocon Systems"), PETROCON ENGINEERING OF LOUISIANA, INC., a Louisiana corporation ("Petrocon Louisiana"), R.P.M. ENGINEERING, INC., a Louisiana corporation ("RPM"), PETROCON CONSTRUCTION RESOURCES, INC., a Texas corporation ("Petrocon Construction"), PETROCON TECHNOLOGIES, INC., a Texas corporation ("Petrocon Technologies"), and ALLIANCE ENGINEERING ASSOCIATES, INC., a Texas corporation ("Alliance", and collectively with Petrocon, Triangle, Petrocon Systems, Petrocon Louisiana, RPM, Petrocon Construction and Petrocon Technologies, "Original Borrowers").

     Any and all indebtedness and obligations, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, and all renewals, modifications and extensions thereof for which Borrower is now or hereafter may become liable or indebted to Lenders, whether arising by loan agreements, notes, drafts, acceptances, letters of credit, overdrafts, assignments, participations, discounts or otherwise, and all interest accruing thereon (including, without limitation, interest which would accrue but for the commencement of a bankruptcy proceeding), fees charged in connection therewith and reimbursable expenses incurred in connection therewith, whether by lapse of time, acceleration of maturity, or otherwise, including such indebtedness and obligations now or hereafter arising on account of (i) the Obligations, as defined in that certain Second Amended and Restated Loan and Security Agreement, dated as of the date hereof (as the same may be renewed, extended, modified or replaced from time to time, the "Loan Agreement"), by and between Agent, Lenders and Borrowers, as governed by the provisions of Section 1.7 of the Loan Agreement, (ii) any document executed in connection with or as security for payment of the Obligations or any renewal, extension, or modification thereof, including, without limitation, that certain (A) Term Note, dated as of June 15, 1999, in the principal amount of $522,285.70, executed by Original Borrowers and payable to the order of Fleet (as the same may be renewed, extended, modified, or replaced from time to time) and (B) Amended and Restated Revolving Note, dated as of the date hereof, in the principal amount of $15,000,000, executed by Borrowers and payable to the order of Fleet (as the same may be renewed, extended, modified, or replaced from time to time); and (iii) all costs, reasonable

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attorneys' fees, and other expenses incurred by Lenders by reason of any default by Borrower under any of the foregoing (all of the foregoing are hereinafter referred to as the "Obligations").

     At the time Guarantor pays any sum which may become due Lenders under the terms of this Guaranty Agreement (this "Guaranty"), written notice of such payment shall be delivered to Lenders by Guarantor, and in the absence of such notice, any sum received by Lenders on account of any of the Obligations shall be conclusively deemed paid by Borrower. All sums paid Lenders by Guarantor may be applied by Lenders at their discretion upon any of the Obligations. To further secure payment of the Obligations, Guarantor grants to Lenders, in addition to all other contractual, legal, and equitable rights of Lenders, the right to offset against any account, certificate of deposit, or other funds of Guarantor in the possession of or under the control of Lenders.

     Guarantor hereby waives notice of acceptance of this Guaranty and all other notices in connection herewith or in connection with the Obligations, including without limitation, notice of intent to accelerate and notice of acceleration, and waives diligence, presentment, demand, protest, and suit on the part of Lenders in the collection of any of the Obligations, and agrees that Lenders shall not be required to first endeavor to collect any of the Obligations from Borrower, or any other party liable for payment of the Obligations (hereinafter referred to as an "Obligated Party"), before requiring Guarantor to pay the full amount of the Obligations to the extent due. Without impairing the rights of Lenders against Guarantor, any Obligated Party, or Borrower, suit may be brought and maintained against Guarantor at the election of Lenders with or without joinder of Borrower or any Obligated Party, any right to any such joinder being hereby waived by Guarantor.

     Guarantor acknowledges and represents to Lenders it is receiving a direct and/or indirect benefit as a result of this Guaranty and the Obligations; represents to Lenders that after giving effect to this Guaranty and the contingent obligations evidenced hereby it is, and will be, solvent; acknowledges that this Guaranty is operative and binding as to it without reference to whether it is signed by a person under any legal disability; acknowledges that its liability hereunder shall be cumulative and in addition to any other liability or obligation to Lenders, whether the same is incurred through the execution of a note, a similar guaranty, through endorsement, or otherwise; and acknowledges that neither Lenders nor any officer, employee, agent, attorney, or other representative of Lenders has made any representation, warranty, or statement to Guarantor to induce it to execute this Guaranty.

     Guarantor hereby agrees that, except as hereinafter provided, its obligations under this Guaranty shall be continuing, absolute and unconditional, irrespective of (i) the validity or enforceability of the Obligations or of any promissory note or other document evidencing all or any part of the Obligations,
(ii) the absence of any attempt to collect the Obligations from Borrower or any other Obligated Party or other action to enforce the same, (iii) the waiver or amendment by Lenders with respect to any provision of any instrument evidencing the Obligations, or any part thereof, or any other agreement now or hereafter executed by Borrower and delivered to Lenders, (iv) failure by Lenders to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations, (v)

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the surrender, release, exchange, or alteration by Lenders of any security or collateral for the Obligations, (vi) Lenders' election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C.
(S)101 et seq.) (as amended from time to time, the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code, (vii) any borrowing or grant of a security interest by Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code, (viii) the disallowance of all or any portion of Lenders' claim(s) for repayment of the Obligations under Section 502 of the Bankruptcy Code, or (ix) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

     No release, waiver, or discharge of Borrower or any Obligated Party from liability for payment of any of the Obligations nor any renewal, supplementation, modification, rearrangement or acceleration of any of the Obligations, nor any amendment of any document evidencing any of the Obligations, either express or implied, shall relieve Guarantor from liability for payment of the full amount of the Obligations then or thereafter outstanding; and Guarantor will immediately pay all Obligations, to the extent due, to Lenders or other person entitled thereto, regardless of any defense (other than payment), right of set-off, or counterclaim which Borrower or any Obligated Party may have or assert, and regardless of whether Lenders or any other party shall have taken any steps to enforce any rights against Borrower, any Obligated Party, or any other party to collect such sum, and regardless of any other condition or contingency, including, without limitation, any neglect, delay, or omission of Lenders. Lenders are hereby authorized, without notice or demand and without affecting the liability of Guarantor, to, from time to time:
(i) accept partial payments on the Obligations; (ii) take and hold security or collateral for the payment of this Guaranty or any other guarantees of the Obligations, and exchange, enforce, waive and release any such security or collateral; and (iii) apply such security or collateral therefor in any manner, without affecting or impairing the obligations of Guarantor hereunder.

     Notwithstanding anything to the contrary contained herein, until the Obligations shall have been indefeasibly paid in full as determined by Lenders, Guarantor shall not have any right, claim or action, now or hereafter, against Borrower or any other Obligated Party arising out of or in connection with this Guaranty or any other document evidencing or securing the Obligations, including, without limitation, any right or claim of subrogation, contribution, reimbursement, exoneration, or indemnity, all such rights and claims being hereby expressly and absolutely waived.

     Guarantor is familiar with, and has independently reviewed the financial condition of, Borrower and hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of the Obligations and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof that diligent inquiry would reveal. Guarantor hereby agrees that Lenders shall have no duty to advise Guarantor of information known to Lenders regarding such condition or any such circumstances. Guarantor is not relying on the financial condition of Borrower or the value of any collateral for the Obligations as an inducement to enter into this Guaranty. If Lenders, in their sole discretion, undertake at any time or from time to time to provide any such information to Guarantor, Lenders shall be under no

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obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Lenders wish to maintain confidential, or (iii) to make any other or future disclosures of such information or any other information to Guarantor.

     Guarantor consents and agrees that Lenders shall be under no obligation to marshal any assets in favor of Guarantor or against or in payment of any or all of the Obligations. Guarantor further agrees that, to the extent that Borrower makes a payment or payments to Lenders, or Lenders receive any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Borrower, its estate(s), trustee(s), receiver(s) or any other party, including, without limitation, Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligations or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, and this Guaranty, if previously terminated, shall be reinstated for the benefit of Lenders.

     Lenders may, without notice to Guarantor or any other party, assign their rights hereunder to any holder of the Obligations, in whole or in part, and upon any such assignment all the terms and provisions of this Guaranty shall inure to the benefit of such assignee, to the extent so assigned.

     Lenders are relying and are entitled to rely upon each and all of the provisions of this Guaranty; and, accordingly, if any provision of this Guaranty should be held to be invalid or ineffective, then all other provisions shall continue in full force and effect notwithstanding.

     Any and all notices, requests and demands to or upon Guarantor to be effective shall be in writing, and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, or by overnight courier or by facsimile transmission and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given, or delivered immediately when delivered against receipt, or three (3) business days after deposit in the mail, postage prepaid, or with an overnight courier or, in the case of facsimile transmission, when sent, answerback received, in each case addressed to the address set forth opposite Guarantor's signature below.

     It is the intention of Borrower, Guarantor, and Lenders to conform strictly to applicable usury laws. Accordingly, no agreements, conditions, provisions or stipulations contained in this Guaranty or any other instrument, document or agreement between Guarantor or Borrower and Lenders or default of Guarantor or Borrower, or the exercise by Lenders of the right to accelerate the payment of the maturity of principal and interest, or to exercise any option whatsoever contained in this Guaranty or any other agreement between Guarantor or Borrower and Lenders, or the arising of any contingency whatsoever, shall entitle Lenders to charge or collect, in any event, interest exceeding the maximum rate of interest permitted by applicable state or federal law in effect from time to time hereafter (the "Maximum Legal Rate") and in no event shall Guarantor be obligated to pay interest exceeding such Maximum Legal Rate and all agreements,

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conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Guarantor to pay a rate of interest exceeding the Maximum Legal Rate, shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Maximum Legal Rate. In the event any interest is charged or collected in excess of the Maximum Legal Rate ("Excess Interest"), Guarantor acknowledges and stipulates that any such charge or collection shall be the result of an accident and bona fide error, and such Excess Interest shall be, first, applied to reduce the Obligations; and second, returned to Guarantor, it being the intention of the parties hereto not to enter at any time into a usurious or otherwise illegal relationship. Guarantor recognizes that, with fluctuations in the applicable rate on the Obligations and the Maximum Legal Rate, such an unintentional result could inadvertently occur. By the execution of this Guaranty, Guarantor covenants that (i) the credit or return of any Excess Interest shall constitute the acceptance by Guarantor of such Excess Interest, and (ii) Guarantor shall not seek or pursue any other remedy, legal or equitable, against Lenders, based in whole or in part upon the contracting, charging or receiving of any interest in excess of the maximum rate authorized by applicable law. For the purpose of determining whether or not any Excess Interest has been contracted for, charged or received by Lenders, all interest at any time contracted for, charged or received by Lenders in connection with this Guaranty shall be amortized, prorated, allocated and spread in equal parts during the entire term of this Guaranty.

     Anything contained in this Guaranty to the contrary notwithstanding, the obligations of Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under
Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws and after giving effect as assets to the value (as determined under the applicable provisions the Fraudulent Transfer Laws) of any rights to subrogation or contribution of Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among Guarantor and other affiliates of Borrower of obligations under guaranties by such parties.

     If the Indebtedness or any portion thereof is guaranteed by two or more guarantors, the obligation of Guarantor shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of Lenders against each severally, any two or more jointly, or some severally and some jointly. Lenders, in their sole discretion, may release any one or more of such guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor; and thereafter without notice to any other guarantor, Lenders may extend or renew any part or all of any Obligations and may permit the Borrower to incur additional Obligations, without affecting in any manner the unconditional obligation of the remaining guarantor(s). Such action by Lenders shall not, however, be deemed to affect any right to contribution which may exist among the guarantors.

     If any sum due Lenders by Guarantor hereunder is placed in the hands of an attorney for collection, or is collected through probate, bankruptcy, or other court proceeding, then Guarantor

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promises to pay Lenders all reasonable costs, attorneys' fees, and other expenses incurred by Lenders pursuant to such collection efforts.

     The value of the consideration received and to be received by Guarantor as a result of Lenders making extensions of credit to Borrower, and Guarantor executing and delivering this Guaranty, is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation and such extensions of credit may reasonably be expected to benefit Guarantor directly or indirectly.

     This Guaranty shall be terminated at such time as the Obligations are fully, finally and irrevocably satisfied in full.

     THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS AND NOT THE LAWS OF CONFLICTS OF THE STATE OF TEXAS. AS PART OF THE CONSIDERATION FOR NEW VALUE AND BENEFIT THIS DAY RECEIVED BY GUARANTOR, GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN DALLAS COUNTY OF THE STATE OF TEXAS AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO GUARANTOR AT THE ADDRESS STATED HEREIN AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. GUARANTOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE IN ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN.

     EXCEPT AS OTHERWISE PROVIDED FOR IN THIS GUARANTY, GUARANTOR WAIVES THE RIGHT TO TRIAL BY JURY (WHICH LENDERS HEREBY ALSO WAIVE) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE OBLIGATIONS.

     THIS WRITTEN GUARANTY, TOGETHER WITH ALL OTHER INSTRUMENTS, AGREEMENTS AND
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CERTIFICATES EXECUTED BY THE PARTIES IN CONNECTION WITH THE OBLIGATIONS OR WITH
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REFERENCE HERETO OR THERETO, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES
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AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT
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ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN
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THE PARTIES.
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     IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

                                      INDUSTRIAL DATA SYSTEMS CORPORATION,
                                      a Nevada corporation

                                      By:
                                             ---------------------------------
                                      Name:
                                             ---------------------------------
                                      Title:
                                             ---------------------------------

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